THE PRUDENTIAL SERIES FUND

PSF Diversified Bond Portfolio

Supplement dated December 9, 2014 to the

Currently Effective Prospectus and Summary Prospectus

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) for The Prudential Series Fund (PSF, and the series thereof, the Portfolios) and the Summary Prospectus (the Summary Prospectus) for the PSF Diversified Bond Portfolio (the Bond Portfolio), and should be retained for future reference. The Bond Portfolio discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Prospectus.

The Board of Trustees of PSF recently approved a change to an investment policy for the Bond Portfolio. The revised investment policy is expected to become effective on March 2, 2015.

To reflect these changes, the Prospectus and Summary Prospectus are revised as follows, effective March 2, 2015:

         I.            The description of the Principal Investment Strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus and Prospectus is hereby deleted and replaced with the following:

Principal Investment Strategies. The Portfolio normally invests at least 70% of its investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. The Portfolio will normally invest in intermediate and long-term debt obligations, but will adjust the mix of its short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up. In addition, the Portfolio may also invest up to 30% of its investable assets in lower rated securities which are riskier and considered speculative (sometimes referred to as “junk bonds”). The Portfolio also may invest up to 20% of its total assets in debt securities issued outside the US by US or foreign issuers whether or not such securities are denominated in the US dollar.

II.        The following replaces the first four paragraphs of the section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – Investment Objectives & Policies –DIVERSIFIED BOND PORTFOLIO”:

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 70% of the Portfolio’s investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio will normally invest in intermediate and long-term debt obligations. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates—if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like S&P or Moody’s, have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 30% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.”We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include US Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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